THE KEYW CORPORATION
SUBSCRIPTION AGREEMENT
FOR ACCREDITED INVESTORS

The KEYW Corporation
135 National Business Parkway, Suite 101
Annapolis Junction, MD 20701

Ladies and Gentlemen:

1.           The Subscription.

(a)
The undersigned (the “Subscriber”), intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase from The KEYW Corporation, a Maryland corporation (the “Company”), such number of Units (as defined below) indicated on the signature page of this Subscription Agreement at a price of $5.50 per Unit on the terms and conditions provided for herein.

(b)
In order to induce the Subscriber to purchase shares of the Company’s common stock, par value $0.001 per share (the “Shares”), the Company shall issue Subscriber a warrant, substantially in the form attached hereto as Exhibit A (each a “Warrant” and collectively, the “Warrants” and, together with the Shares, the “Units”), to purchase such additional number of Shares, at a purchase price of $5.50 per share, as is equal to fifty percent (50%) of the total number of Shares purchased by Subscriber hereunder, and having such other terms as set forth therein.  The Shares and the Warrants are immediately separable and will be issued separately.

2.           Acceptance or Rejection by the Company.

(a)
The Subscriber understands and agrees that the Company reserves the right to accept or reject the Subscriber’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, except that the Company shall not have the right to accept an amount that is less than fifty percent (50%) of Subscriber’s subscription amount indicated on the signature page hereto, and the subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company and delivered to the Subscriber.  In the event of rejection of all or a portion of the subscription by the Company, all or the applicable portion Subscriber’s payment hereunder will be returned to the Subscriber within five (5) business days of such rejection.

(b)
The aggregate amount of Units sold shall not exceed 3,636,364 ($20,000,000).  Notwithstanding the foregoing, the Company reserves the right, with the written consent of subscribers subscribing for at least a majority of the Units then subscribed for, to accept subscriptions for more than the maximum requirement.

3.           Payment.  The Subscriber is delivering to the Company herewith the Subscriber’s payment in consideration for the Units, by wire transfer to the account of the Company designated on the signature page hereto, in the amount set forth on the signature page hereto, representing the aggregate purchase price for the number of Units being subscribed for hereby.

4.           Registration of Ownership and Certificates.  Upon the Company’s receipt of the Subscriber’s payment for the Units and the Company’s execution and delivery of this Subscription Agreement, the Company shall (a) immediately register the Subscriber as the beneficial owner of the number of Shares for which the Company has accepted the Subscriber’s subscription (and return any excess payment in consideration of any rejected Units in accordance with Section 2 above) and (b) within (5) business days send by certified mail to the Subscriber’s address set forth on the signature page hereto one or more certificates representing the purchased Shares along with a duly executed Warrant.

5.           Representations, Warranties and Agreements of the Subscriber.  The Subscriber hereby represents and warrants to, and agrees with, the Company as follows:

(a)
the Subscriber is sophisticated in financial and business matters and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Units; to the extent that the Subscriber has deemed it appropriate to do so, the Subscriber has retained and relied upon necessary and appropriate professional advice regarding the investment, tax and legal merits and consequences of this Subscription Agreement and its investment in the Units;

(b)	the Subscriber’s financial situation is such that the Subscriber is able to bear indefinitely the economic risk of its investment in the Units and could afford a total loss of such investment;

(c)
the Subscriber is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) (the definition of “accredited investor” is set forth on Exhibit B hereto);

(d)
the Subscriber is acquiring the Units for the Subscriber’s own account for investment purposes only, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act;

(e)
neither the Company nor any person acting on its behalf has offered or sold the Units to the Subscriber by means of any form of general solicitation or general advertising; the Subscriber has a pre-existing relationship with one or more of the Company’s officers or directors; the Subscriber became aware of this Offering and the Units were offered to the Subscriber by direct contact between the Subscriber and the Company; in making its investment decision, the Subscriber relied solely on information received directly from the Company, including the Company’s business plan;

(f)
the Subscriber understands that the Company was incorporated on May 13, 2008 and has no prior operating history or revenues; the Subscriber has made, either alone or together with its advisors, if any, an independent investigation of the Company and its prospects as the Subscriber deems to be, or the Subscriber’s advisors, if any, have advised to be, necessary or advisable in connection with the Subscriber’s investment in the Units, the Subscriber and its advisors, if any, have had the opportunity to ask questions of the Company’s management in connection with the Subscriber’s investment decisions and the Subscriber and its advisors, if any, have received all information and data which the Subscriber and its advisors, if any, believe to be necessary or advisable in order to reach an informed decision as to investing in the Units and to verify the information that the Subscriber has received from the Company in connection with its investment decision;

(g)
the Subscriber understands that neither the offer nor sale of the Units pursuant to this Subscription Agreement has been registered under the Securities Act or registered or qualified under any applicable state securities laws and that the Units are being offered and sold to the Subscriber by reason of and in reliance upon a specific exemption from the registration requirements of the Securities Act and exemptions from the registration or qualification requirements of such applicable state securities laws which depend upon, among other things, the bona fide nature of the Subscriber’s investment intent as expressed herein and the truth and accuracy of the Subscriber’s representations and warranties, and compliance with and performance of the Subscriber’s agreements, in each case as set forth herein; the Subscriber understands that the Company is relying upon the Subscriber’s representations, warranties and agreements as set forth herein for the purpose of determining whether the transactions contemplated hereby meet the requirements for such exemptions and qualifications;

(h)
the Subscriber understands that the purchase of the Units involves various risks, that there is no assurance of any income from its investment in the Units and that, because the Shares are not listed on any stock market or exchange, it is unlikely that any public market will exist for any resale of the Units;

(i)
THE SUBSCRIBER AGREES THAT (i) IT WILL NOT DIRECTLY OR INDIRECTLY SELL (OR ENTER INTO ANY HEDGING OR SIMILAR TRANSACTION WITH THE SAME ECONOMIC EFFECT AS A SALE), GRANT ANY OPTION TO PURCHASE, MAKE ANY SHORT SALE OF, OR OTHERWISE ASSIGN, TRANSFER, PLEDGE, ENCUMBER, HYPOTHECATE OR DISPOSE OF THE SHARES, THE WARRANTS OR ANY INTEREST THEREIN, OR MAKE ANY OFFER OR ATTEMPT TO DO ANY OF THE FOREGOING, EXCEPT PURSUANT TO A REGISTRATION OF THE SHARES UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR IN A TRANSACTION WHICH, IN THE WRITTEN OPINION OF COUNSEL FOR THE SUBSCRIBER (WHICH COUNSEL, AND THE FORM AND SUBSTANCE OF WHICH OPINION, MUST BE SATISFACTORY TO THE COMPANY (WHICH REQUIREMENT MAY BE WAIVED BY THE COMPANY UPON ADVICE OF COUNSEL)), IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS, (ii) THE CERTIFICATE(S) FOR THE SHARES WILL BEAR A LEGEND MAKING REFERENCE TO THE FOREGOING RESTRICTIONS AND (iii) THE COMPANY AND ANY TRANSFER AGENT FOR THE SHARES AND THE WARRANTS SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY PURPORTED TRANSFER OF ANY OF THE SHARES OR WARRANTS EXCEPT FOR SUCH TRANSFERS THAT ARE IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS.

(j)
the Subscriber understands and agrees that the Company is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby;

(k)
if the Subscriber is not an individual, the Subscriber (i) has its principal place of business at the address set forth under the Subscriber’s name on the signature page hereto, (ii) is duly organized and in good standing under the laws of its state or other jurisdiction of organization, (iii) has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Shares or Warrants, (iv) has the power and authority to execute and deliver this Subscription Agreement and to perform and consummate the transactions contemplated hereby and (v) has taken all actions necessary to authorize the execution and delivery of this Subscription Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby;

(l)
if the Subscriber is an individual, the Subscriber (i) has his or her residence at the address set forth under the Subscriber’s name on the signature page hereto and (ii) has all requisite legal capacity to execute and deliver this Subscription Agreement, perform its obligations hereunder and to consummate the transactions contemplated hereby;

(m)
the Subscriber has duly executed and delivered this Subscription Agreement, and this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization or similar laws relating to creditors’ rights and (ii) general equitable principles;

(n)	the Subscriber agrees to provide, together with this completed and signed Subscription Agreement, a completed and signed Substitute IRS Form W-9, which is attached as Exhibit C hereto;

(o)
the Subscriber understands that the Company may request from the Subscriber such additional information as the Company may deem necessary to evaluate the eligibility of the Subscriber to acquire the Shares; and

(p)
the Subscriber agrees to keep confidential and not disclose or divulge any confidential, proprietary or secret information which the Subscriber may obtain from the Company pursuant to financial statements, reports and other materials delivered by the Company or its representatives to the Subscriber or the Subscriber’s advisors, if any, unless (i) such information is or becomes known to the Subscriber from a source other than the Company which, to the Subscriber’s knowledge, is not under any confidentiality obligation, whether imposed by law or contract or is or becomes publicly known without any breach of this Section by the Subscriber, (ii) the Subscriber is required to disclose such information as a result of its reporting obligations under Securities Exchange Act of 1934, as amended, but then only to extent required to comply with such obligations, or (ii) the Company gives its written consent to the Subscriber’s release of such information, except that no such written consent shall be required (and the Subscriber shall be free to release such information) if such information is to be provided to Subscriber’s counsel or accountant, provided that the Subscriber shall inform the recipient of the confidential nature of such information and shall instruct the recipient to treat the information as confidential.

6.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Subscriber as follows:

(a)	The Company is duly organized and in good standing under the laws of the State of Maryland;

(b)
The Company has the power and authority to own and operate its properties and to execute and deliver this Subscription Agreement and to perform and consummate the transactions contemplated hereby, and has taken all actions necessary to authorize the execution and delivery of this Subscription Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby;

(c)
the Company has duly executed and delivered this Subscription Agreement, and this Subscription Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization or similar laws relating to creditors’ rights and (ii) general equitable principles;

(d)	when issued and paid for in accordance with this Subscription Agreement, the Shares will be duly and validly issued, fully paid and nonassessable; and

(e)
the outstanding capital stock of the Company as of the closing of the Offering (assuming all the offered Shares are subscribed for) is as set forth on Exhibit E attached hereto.  Except as set forth on Exhibit E, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), or agreements of any kind (oral or written) for the purchase or acquisition from the Company of any of its securities.

7.           Survival and Indemnification.  The representations, warranties and agreements contained in this Subscription Agreement, including any rights arising out of any breach of such representations, warranties and agreements, shall survive indefinitely. Each of the Company and the Subscriber agree to indemnify and hold harmless the other and its shareholders, officers, directors, officers, employees, consultants, affiliates and agents from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever and including reasonable attorneys’ fees) arising out of or based upon (a) any false, misleading or incomplete representation or warranty or breach or failure by the other to comply with or perform any agreement made by it in this Subscription Agreement or in any other document furnished by it in connection with this Offering or (b) any action for securities law violations by the other party.

8.           GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS SUBSCRIPTION AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIMS OR DISPUTES RELATING THERETO, SHALL BE GOVERNED BY AND CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, EXCLUDING THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER EXISTING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  THE PARTIES HERETO AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT BETWEEN OR AMONG THE PARTIES HERETO IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN OR AMONG THEM RELATING TO THIS SUBSCRIPTION AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

9.           Transferability. Neither this Subscription Agreement nor any rights that may accrue to the Subscriber hereunder may be transferred or assigned.

10.         Severability.  If any part of any provision of this Subscription Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions hereof.

11.         Counterparts.   This Subscription Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of such counterparts have been signed by each of the parties and delivered to each party.

12.         Entire Agreement. This Subscription Agreement, including the Exhibits hereto,  constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

INSTRUCTIONS:  ALL SUBSCRIBERS MUST SIGN BELOW AND SUBMIT WITH THEIR SUBSCRIBTION (i) THE SUBSTITUTE IRS FORM W-9 ATTACHED AS EXHIBIT C HERETO AND (ii) PAYMENT IN CONSIDERATION OF THE SUBSCRIBED-FOR UNITS TO THE COMPANY BY WIRE TRANSFER TO:

BANK:	Bank of America
ACCOUNT NUMBER:	446010551705
ABA NUMBER:	052-001-633

IF YOU ARE ACTING FOR YOUR OWN ACCOUNT OR FOR ONE SUBSCRIBER ONLY, COMPLETE THE FOLLOWING AND SIGN BELOW.  IF YOU ARE ACTING FOR MORE THAN ONE SUBSCRIBER, COMPLETE THE FORM ATTACHED AS EXHIBIT D HERETO AND SIGN BELOW.

ONCE COMPLETED, SUBMIT THIS SUBSCRIPTION AGREEMENT, YOUR SUBSTITUTE IRS FORM W-9 AND ANY OTHER DOCUMENTATION TO THE COMPANY AT THE ADDRESS SET FORTH ON THE FIRST PAGE HEREOF, OR BY FAX OR E-MAIL TO:

ATTENTION:	Frederick L. Funk
FAX NUMBER:	240-294-5344
PHONE NUMBER	443-413-4270
E-MAIL ADDRESS:	funk@keywcorp.com

Print Name of Subscriber (use exact name in which Shares are to be registered and the Warrant is to be issued):	Number of Units Requested (the Subscriber understands and agrees that the Company may allocate to it a smaller number of Shares):

Address of Subscriber for Registration of Shares and issuance of Warrant:	Purchaser Price in Connection with Subscription (multiply the number of Units requested by the offering price of $5.50 per Unit):

Subscriber’s Social Security Number (if an individual) or Taxpayer Identification Number (if not an individual):

IN WITNESS WHEREOF, the Subscriber has caused this Subscription Agreement to be executed individually, or, in the event the undersigned is not an individual, by its duly authorized representative, as of the date set forth below.

Signature:	Date:

Print Name:	Title:

Telephone Number:	E-mail:

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Accepted and Agreed:

THE KEYW CORPORATION

By:

Name:

Title:

Date: